UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2005

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

1700 Perimeter Park Drive, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 13, 2005, Salix Pharmaceuticals, Ltd. filed a Form 8-K (the “Initial Report”) to report pursuant to Items 1.01 and 9.01 of Form 8-K that its subsidiary, Salix Pharmaceuticals, Inc., entered into a License and Supply Agreement with Norgine B.V. (the “Agreement”). The Agreement grants Salix the exclusive rights to sell a patent-protected, liquid PEG bowel cleansing product, NRL944, in the United States. Salix filed the Agreement as Exhibit 10.53 to the Initial Report. This Amendment No. 1 on Form 8-K/A to the Initial Report amends and restates Item 9.01 of the Initial Report to file an amended version of Exhibit 10.53. The amended version of Exhibit 10.53 has been revised to include certain information previously omitted which is no longer the subject of a confidential treatment request made by Salix.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.53*	License and Supply Agreement dated as of December 7, 2005 between Salix Pharmaceuticals, Inc. and Norgine B.V.

99.1**	Press release issued December 7, 2005.

*	The registrant has requested confidential treatment with respect to certain portions of this exhibit. Those portions have been omitted from the exhibit and filed separately with the U.S. Securities and Exchange Commission.
**	Filed by registrant with Form 8-K on December 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: March 26, 2009

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Senior Vice President and Chief Financial Officer